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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 22, 2006

                        SOURCE INTERLINK COMPANIES, INC.
             (Exact name of registrant as specified in this charter)

         Delaware                     001-13437                 20-2428299
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

        27500 Riverview Center Blvd., Suite 400, Bonita Springs, FL 34134
              (Address of Principal Executive Offices and Zip Code)

       Registrant's Telephone Number, including area code: (239) 949-4450

                                 Not applicable
          (Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03 -- AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
             FISCAL YEAR.

         On December 19, 2006, the Board of Directors of Source Interlink Companies, Inc. (the "Company") approved an amendment to Article II, Section 2.4 of the Company's Amended and Restated Bylaws to clarify the operation of the bylaws in the context of a postponement or adjournment of an annual meeting. The new language clarifies that a postponement or adjournment does not restart the time period for the giving of a shareholder's notice of a proposal which could possibly lead to delays that could make it difficult to conduct an annual meeting. The amendment to the Bylaws became effective on December 19, 2006 and is attached as Exhibit 3.1 to this Current Report on Form 8-K.

ITEM 8.01 -- OTHER EVENTS.

         On December 22, 2006, the Company issued a Press Release announcing a delay in its 2006 annual meeting.

         A copy of the Press Release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

ITEM 9.01 -- FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

3.1      Amendment to Company Bylaws

99.1     Press Release dated December 22, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 22, 2006


                    SOURCE INTERLINK COMPANIES, INC.

                    By:     /s/  Marc Fierman
                        --------------------------------------------------------
                    Name:   Marc Fierman
                    Title:  Executive Vice President and Chief Financial Officer

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                                  EXHIBIT INDEX

3.1      Amendment to Company Bylaws

99.1     Press Release dated December 22, 2006